U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2001

                        VOICE MOBILITY INTERNATIONAL, INC.
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                   (Name of Small Business Issuer in its Charter)


      NEVADA                                              33-0777819
-------------------------------          ---------------------------------------
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada       V6V 2X3
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     (Address of Principal Executive Offices)                       (Zip Code)

                                   (604) 482-0000
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                            (Issuer's Telephone Number)

Item 5. Other Events

     On August 15, 2001, Voice Mobility International, Inc. issued a news release announcing its results for the second quarter 2001 and six-months ended June 30, 2001. The Company also announced that Randy Buchamer, Voice Mobility's Chairman, is assuming the additional responsibility of Chief Executive Officer, Jay Hutton will continue as the Company's President and John Curry will be joining the Board of Directors.

     Exhibit No            Exhibits
     ----------            --------

       99.1          News release of Voice Mobility International, Inc.
                     Dated August 15, 2001.




                                    SIGNATURES
                                    ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  VOICE MOBILITY INTERNATIONAL, INC.


Date: August 15, 2001             by: /s/James Hutton
                                     --------------------------------------
                                     James Hutton
                                     President and Director

Exhibit 99.1

                                      EX-99.1
                                    News Release

          VOICE MOBILITY ACHIEVES CORPORATE MILESTONES IN SECOND QUARTER

                        OPTIMISTIC OUTLOOK FOR THIRD QUARTER

VANCOUVER, BC, CANADA - AUGUST 15, 2001 - Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), developer of next generation messaging solutions and the Unified Communications software suite, announced its results for the second quarter 2001 and six-months ended June 30, 2001. During the quarter, Voice Mobility closed a contract with Wave3 Communications in the United States, contracts in Asia with Legend Digital China and HATC of Malaysia and in the United Kingdom with International Telecom. Subsequent to the quarter end, Voice Mobility secured a listing on The Toronto Stock Exchange and the release from escrow of Cdn.$10.85 million.

     "During this quarter we achieved a number of the corporate milestones we set for ourselves at the beginning of the year - signing a national carrier in the United States, securing a listing on a tier I exchange and gaining a foothold in Asia," said Voice Mobility's President Jay Hutton. "Demand is growing at the end-user and service provider level for our enhanced messaging solutions, including unified communications. We will pursue all opportunities while spending our cash resources conservatively."

     The Company closed the quarter with a strong balance sheet with cash, cash equivalents and restricted cash (which became unrestricted on July 16, 2001) of $7.4 million ($0.26 per share) and no long-term debt. Revenue for the second quarter was $33,886 equaling 2000's second quarter. The comprehensive loss for the second quarter was $3,149,611 or $0.11 per share, a 43% increase over last year's second quarter.

     "The market has turned and our visibility for the third quarter is excellent. We are confident that Q3 results will begin to show broad acceptance of our product globally," Mr. Hutton adds. "For the rest of 2001 our strategy has three key elements: to continue to execute our business plan, to launch new service providers, and to develop marketing plans with our partners that will lead to significant end-user take-up of our solution."

     The Company also announced that Randy Buchamer, Voice Mobility's Chairman, is assuming the additional responsibility of Chief Executive Officer, Jay Hutton will continue as Voice Mobility's President and John Curry will be joining the Board of Directors. "Voice Mobility has moved into the sales and marketing phase of the Company's development and as such we are putting in place a management team that matches our new focus," said Randy Buchamer, Voice Mobility's Chairman and CEO. "As President, Jay will focus on building partnerships, alliances and closing sales opportunities. John Curry is a chartered accountant, an experienced entrepreneur and a Director of Waverider (NASDAQ: WAVC). I will concentrate on instituting the structure to support the Company's rapid growth." The new appointments take affect today but are subject to regulatory approval.

                           CONSOLIDATED BALANCE SHEETS
                     (Unaudited - Expressed in U.S. Dollars)

AS AT
                                                   JUNE 30,        DECEMBER 31,
                                                    2001               2000
                                                      $                  $
--------------------------------------------------------------------------------
ASSETS
CURRENT
Cash and cash equivalents                           154,254            602,527
Restricted cash (Note 4[b] and [c])               7,245,743          2,000,000
Accounts receivable [net of allowance
 for doubtful debts:
 June 30, 2001-$10,695;
 December 31, 2000-$4,222]                           94,610             18,634
Other receivables                                    65,234             50,886
Prepaid expenses                                     77,122             65,133
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                              7,636,963          2,737,180

Deferred charges (Note 4[c])                        662,770               -
Property and equipment [net of accumulated
  amortization: June 30, 2001 - $1,143,746;
  December 31, 2000 - $734,170]                   2,341,208          1,927,731
--------------------------------------------------------------------------------
                                                 10,640,941          4,664,911
================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT
Accounts payable                                  1,148,072            413,662
Accrued liabilities                                 811,816            316,464
Employee related payables                           476,391            160,560
Deferred revenue                                    240,741            212,500
Notes payable (Note 3)                            1,175,268               -
--------------------------------------------------------------------------------
TOTAL CURRENT LIABILITIES                         3,852,288          1,103,186

Foreign currency derivative (Note 5[a])             141,000               -
Special warrants (Note 4[c])                      7,245,743               -
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                11,239,031          1,103,186
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STOCKHOLDERS' EQUITY (DEFICIT)
Common stock, $0.001 par value, authorized
 100,000,000  20,646,282 outstanding
 [December 31,2000-20,201,282]                       20,647             20,202
Preferred stock,$0.001 par value,
 authorized 1,000,000
 Series A Preferred stock issued and
 outstanding, 1 (Note 4[a])                               1                  1
Series B Preferred stock issued and outstanding,        586                667
 585,698 [December 31, 2000 - 666,667]
 (Note 4[b])
Special warrants (Note4[c])                       1,244,730               -
Additional paid-in capital                       23,556,594         22,871,377
Accumulated deficit (Note 4[b])                 (25,380,946)       (19,323,693)
Other accumulated comprehensive income              (39,702)            (6,829)
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TOTAL STOCKHOLDERS' EQUITY (DEFICIT)               (598,090)         3,561,725
--------------------------------------------------------------------------------
                                                 10,640,941          4,664,911
================================================================================

                   CONSOLIDATED STATEMENTS OF OPERATIONS
                  (Unaudited - Expressed in U.S. Dollars)

                                                THREE MONTHS ENDED              SIX MONTHS ENDED
                                                      JUNE 30                       JUNE 30
                                                 2001        2000               2001        2000
                                                           (NOTE 6)                        (NOTE 6)
                                                   $           $                  $           $
-----------------------------------------------------------------------------------------------------
SALES                                           33,886       33,886            77,732       126,902
Less cost of sales                               4,823       11,501             8,258        44,121
-----------------------------------------------------------------------------------------------------
Gross Profit                                    29,063       22,385            69,474        82,781
-----------------------------------------------------------------------------------------------------

OPERATING EXPENSES
Sales and marketing (Note 4[d])                641,563      592,301         1,358,815       995,450
Research and development (Note 4[d])         1,441,404      706,256         2,674,135     1,485,081
General and administrative (Note 4[d])       1,053,672      926,422         1,915,191     1,798,153
-----------------------------------------------------------------------------------------------------
                                             3,136,639    2,224,979         5,948,141     4,278,684
-----------------------------------------------------------------------------------------------------
Loss from operations                         3,107,576    2,202,594         5,878,667     4,195,903
Interest income                                 (5,415)     (14,445)          (17,569)      (63,158)
Interest expense                               163,545         -              164,705          -
(Gain) loss on embedded foreign
 currency derivative                           (69,000)        -              141,000          -
-----------------------------------------------------------------------------------------------------
NET LOSS FOR THE PERIOD                      3,196,706    2,188,149         6,166,803     4,132,745
Foreign currency translation gains (losses)     47,095      (13,825)          (32,873)      (11,162)
-----------------------------------------------------------------------------------------------------
COMPREHENSIVE LOSS FOR
  THE PERIOD                                 3,149,611    2,201,974         6,199,676     4,143,907
=====================================================================================================

LOSS PER SHARE (NOTE 4[F])
Basic and diluted loss per share                 (0.12)       (0.09)            (0.22)        (0.18)
-----------------------------------------------------------------------------------------------------

                                 - 30-

ABOUT VOICE MOBILITY
----------------------

     Voice Mobility International, Inc. markets and develops next generation messaging solutions that can replace legacy voice messaging systems while providing all of the features and functionality of unified communications. The Company's Unified Communications software suite features a "Find-me Follow-me" application that enables real time communications through a single number. The suite also simplifies voice, fax and email messages by collecting them in a single mailbox. The system converts these voice and fax messages to sound or image files that can be retrieved using any email program or web service. This means that they can be listened to, viewed, stored, redirected and managed using a personal computer, wireless device or telephone. Further information about Voice Mobility can be found at www.voicemobility.com.
                               ---------------------


FOR MORE INFORMATION CONTACT:

VOICE MOBILITY INTERNATIONAL INC.        UNITED KINGDOM:
Joshua Orzech                            Maxine Barnes
Manager, Communications                  Iken Communications
888.370.8751                             011.44.207.251.1385
investors@voicemobility.com              maxinebarnes@msn.com

FORWARD-LOOKING (SAFE HARBOR) STATEMENT

Statements in this press release that relate to future results, strategies and events are based on the company's current expectations. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, future sales, product demand, growth of the unified messaging industry, competition, exchange rate fluctuations, the effect of economic conditions and technological difficulties and other risks detailed in Voice Mobility's filings with the U.S. Securities and Exchange Commission. THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE INFORMATION IN THIS PRESS RELEASE.